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Exhibit 10.33

THE MACERICH COMPANY

2000 INCENTIVE PLAN

(effective as of November 9, 2000)

THE MACERICH COMPANY
2000 INCENTIVE PLAN
(effective as of November 9, 2000)

I.  THE PLAN.

    1.1  Purpose.  The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means through the grant of Awards to attract, motivate, retain and reward employees and eligible non-employees, including officers and directors, by providing them long-term incentives to improve the financial performance of the Company. "Corporation" means The Macerich Company, a Maryland corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

    1.2  Administration and Authorization; Power and Procedure.

  (a)
  Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members. When the Committee authorizes the issuance of shares under this Plan, the Committee shall adopt a resolution which sets the minimum consideration for the shares to be issued or a formula for its determination, fairly describes any consideration other than money and states any findings required by the partnership agreement of The Macerich Partnership, L.P.

  (b)
  Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

  (i)
  to determine the particular Eligible Persons who will receive Awards;

  (ii)
  to grant, directly or indirectly through its Subsidiaries, Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

  (iii)
  to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

  (iv)
  to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

  (v)
  to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

  (vi)
  to accelerate the exercisability or the vesting of any Awards under such circumstances as the Committee shall determine, including a Change in Control Event, or to extend the exercisability or extend the term of any or all such outstanding Awards within the term limits on Awards under Section 1.6; and

    (vii)
    to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

  (c)
  Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

  (d)
  Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

  (e)
  Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.3  Participation.  Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine subject to the limitations otherwise provided in this Plan.

    1.4  Shares Available for Awards; Share Limits.  Subject to the provisions of Section 6.2, the stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration, but not for less than the minimum lawful consideration under applicable state law.

  (a)
  Number of Shares. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 3,400,000 shares; provided, however that in no event shall such amount at any time exceed the number of phantom treasury shares available as indicated on the Corporation's records, subject to adjustments contemplated by Section 6.2. *Phantom treasury shares shall mean outstanding shares of Common Stock listed with the New York Stock Exchange and subsequently reacquired by the Corporation and reserved for purposes of this Plan.

  (b)
  Calculation of Available Shares and Replenishment. Shares subject to outstanding Awards shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under or receive cash or shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, or any Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares of Common Stock subject thereto shall again be available for the purposes of this Plan, subject only to any applicable limitations for the preservation of deductibility under Section 162(m) of the Code.

  (c)
  Provisions for Certain Stock-Based Cash Awards. The number of stock-related Awards actually paid in cash shall be determined by reference to the number of shares by which the value or price of the Award is measured and shall not, together with the aggregate number of shares theretofore delivered and shares subject to then outstanding Awards payable in shares (or alternatively payable in cash or shares) under this Plan, exceed the aggregate or applicable individual limits of Section 1.4, subject to adjustments under this Section 1.4 and Section 6.2.

  (d)
  ISO Limit. Until stockholder approval is obtained, no Incentive Stock Options may be issued under this Plan. If stockholder approval of this Plan is obtained, the maximum number of shares of Common Stock that may be issued under Incentive Stock Options under the Plan shall not exceed 1,950,000 shares.

  (e)
  Individual Limits. Notwithstanding anything contained herein to the contrary, the aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights ("SARs") granted during any calendar year to any individual shall be limited to 300,000, and the maximum individual limit on the number of shares in the aggregate subject to all stock-related Awards under this Plan granted during any calendar year shall be 500,000, subject to adjustments under Section 6.2.

  (f)
  Director Limits. The maximum number of shares that may be issued under Awards under this Plan that are granted to any director who is not as of the applicable date or dates of grant an employee or officer shall be 50,000, subject to adjustments under Section 6.2. Any Award issued to a member of the Committee shall be subject to approval or ratification by the Board.

    1.5  Grant of Awards.  Subject to the express provisions of this Plan, the Committee shall determine those individuals who are Eligible Persons, the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and the other terms of the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the specific provisions of this Plan.

    1.6  Award Period.  Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

    1.7  Limitations on Exercise and Vesting of Awards.

  (a)
  Provisions for Exercise. Unless the Committee otherwise provides, once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award. Unless the Committee otherwise provides, Options shall first become exercisable in three equal annual installments, commencing on the first anniversary of the Award Date.

  (b)
  Procedure. Any exercisable Award shall be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

  (c)
  Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

    1.8  Notes to Finance Exercise or Purchase.  If the Committee, in its sole discretion approves, and subject to Section 6.4, the Corporation may accept one or more notes from any Eligible Person (i) in connection with the exercise, receipt or vesting of any outstanding Award or (ii) in such other circumstances to facilitate the purchase of stock by an eligible employee or officer as the Committee determines to be reasonably expected to benefit the Corporation; provided that any such note shall be subject to the following terms and conditions:

  (a)
  The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

  (b)
  The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed ten(10) years.

  (c)
  The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

  (d)
  The unpaid principal balance of the note shall become due and payable on the 10th business day after Termination of Employment of the Participant; provided, however, that if a sale of the shares financed by the note would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability, assuming for these purposes that there are no other transactions (or deemed transactions) in securities of this Corporation by the Participant subsequent to such termination.

  (e)
  In the case of a note issued other than in connection with the receipt, exercise or vesting of another Award or in any case if required by the Committee or by applicable law, (i) the note shall be secured by a pledge of any shares or rights financed thereby (and such other collateral as may be required by the Committee), and (ii) the maximum principal amount of the note may not exceed $1,000,000.

  (f)
  The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

    1.9  No Transferability of Awards; Limited Exceptions.  Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or, (except in the case of Incentive Stock Options) to the extent expressly permitted by the Committee and applicable law to such persons and pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or (except in the case of Incentive Stock Options) as the Committee may otherwise expressly permit, no right or benefit under this Plan or any Award (other than shares issued without further restrictions) shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary for purposes hereof shall not constitute a transfer for these purposes.

II.  EMPLOYEE OPTIONS.

    2.1  Grants.  One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option. Notwithstanding anything contained herein to the contrary, and subject to Section 1.4(d), Incentive Stock Options may be granted only to

Eligible Persons who are employed by the Corporation or a corporation which is either an eligible direct subsidiary of the Corporation or an indirect subsidiary through an unbroken chain of corporations, within the meaning of Section 427 of the Code.

    2.2  Option Price.

  (a)
  Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant. The base price of each stock appreciation right shall be determined by the Committee at the time of the Award. The base price of an SAR granted after the grant of an Option may be less than the Fair Market Value of Common Stock at the date of grant of the SAR, but if so, may not be less than the Option exercise price.

  (b)
  Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered which were initially acquired from the Corporation must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

    2.3  Limitations on Grant and Terms of Incentive Stock Options.  The following provisions of Sections 2.3 and 2.4 will only become effective upon stockholder approval of the Plan. Until such time, Incentive Stock Options may not be granted under this Plan.

  (a)
  $100,000 Limit. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to incentive stock options (as defined in Section 422 of the Code) under this Plan and stock subject to incentive stock options under all other plans of the Corporation or its Subsidiaries, if any, such options shall be treated as Nonqualified Stock Options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

  (b)
  Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

  (c)
  Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    2.4  Limits on 10% Holders.  No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.5  Award Changes/Limits on Repricing.  Subject to Section 1.4, Section 6.2 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article, by amendment, by substitution, by waiver or by other legally valid means. Subject to Section 1.4, Section 6.2 and Section 6.6 and the specific limitations on Awards contained in this Plan, such amendment or other action may, among other changes, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Subject to Section 6.2 and Section 6.3 and the specific limitations on Awards contained in this Plan, the Committee also may reduce the exercise or purchase price of any or all outstanding Awards as deemed appropriate by the Committee, provided that the Committee does not reduce the exercise price of any Option or related SAR to a price below the Fair Market Value of the original Option on the date of its grant.

    2.6  Limitation on Exercise of Option Award.  No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

    In the event that a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

III.  STOCK APPRECIATION RIGHTS.

    3.1  Grants.  In its discretion, the Committee may grant to any Eligible Person SARs concurrently with the grant of Options or thereafter, including in the circumstances of a Change in Control Event, on such terms as set forth by the Committee in the Award Agreement for such Option or such SARs. Unless the Committee with the consent of the Participant otherwise determines, any SAR granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

    3.2  Exercise of Stock Appreciation Rights.

  (a)
  Exercisability. Unless the Award Agreement or the Committee otherwise provides, a SAR shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the Option price of the related Option.

  (b)
  Effect on Available Shares. To the extent that a SAR is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the SAR and the related Option of the Participant shall also be reduced by such number of shares.

  (c)
  Non-Proportionate Reduction. If a SAR extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less then the remaining number of shares subject to such SAR, unless the Committee otherwise provides.

    3.3  Payment.

  (a)
  Amount. Unless the Committee otherwise provides, upon exercise of a SAR and surrender of an exercisable portion of any related Option to the extent required by Section 3.2, the Participant shall be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying

  (i)
  the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR, by

  (ii)
  the number of shares with respect to which the SAR shall have been exercised.

    If an SAR is granted as a Performance Based Award under Section 5.2 without reference to any performance criterion other than stock price appreciation, the base price shall be not less than the Fair Market Value at date of grant.

  (b)
  Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a SAR to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In the event that a Participant exercises any portion of a SAR which upon delivery of Common Stock would cause such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

IV.  RESTRICTED STOCK AWARDS.

    4.1  Grants.  Subject to the Restricted Stock limits set forth in Section 4.2(e), the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person based upon such factors (which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person) as the Committee shall deem relevant in light of the specific terms of the Award. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the restrictions imposed on such shares and the conditions of release or lapse of such restrictions, which may include performance criteria, continued employment for a specified period of time and/or other factors. Such restrictions shall not lapse earlier than one year after the Award Date, except as set forth in Section 6.2 and Section 6.3 and to the extent the

Committee may otherwise provide. Shares of Restricted Stock may be issued in the form of book entries or stock certificates, each registered in the name of the Participant ("Restricted Shares") and representing outstanding Restricted Shares or may be issued as Restricted Stock Units payable in Shares pursuant to Article V. Stock certificates or book entry records evidencing shares of Restricted Stock pending the lapse of the restrictions shall bear an appropriate reference to the restrictions imposed hereunder. Restricted Shares shall be held (if in certificate form) and restricted as to transfer until the restrictions have lapsed and such shares have vested in accordance with the provisions of the Award Agreement and this Plan. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

    4.2  Restrictions.

  (a)
  Performance Vesting. The vesting of shares pursuant to a Restricted Stock Award may be based solely upon the continued employment for a specific period of time or the degree of attainment, over a specified period as may be established by the Committee, of such measure(s) of the performance of the Company (or any part thereof) or the Participant's performance, or upon any combination thereof, as may be established by the Committee. Performance-based or accelerating Restricted Stock Awards may also be granted under Section 5.2.

  (b)
  Pre-Vesting Restraints. Except as provided in and subject to the provisions of Sections 4.1 and 1.9, Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

  (c)
  Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that all such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting. Stock Units carry only dividend equivalent rights, payable in cash on additional shares and subject to such vesting conditions as the Committee may establish.

  (d)
  Cash Payments. If the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

    4.3  Return to the Corporation.  Unless the Committee otherwise expressly provides, Restricted Shares that are subject to restrictions at the time of Termination of Employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

V.  STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, STOCK UNITS AND DIVIDEND EQUIVALENT RIGHTS.

    5.1  Grants of Stock Bonuses.  The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee; provided, however, in no case may a Stock Bonus be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. The Award may be granted independently or in lieu of a cash bonus.

    5.2  Other Performance-Based Awards.  The following provisions of Section 5.2 with respect to "performance-based" awards within the meaning of Section 162(m) of the Code will only become effective upon stockholder approval of the Plan.

  (a)
  General Provisions. Without limiting the generality of the foregoing, and in addition to qualifying awards that are granted upon stockholder approval of this Plan under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Persons who are either salaried employees or officers ("Eligible Employees") ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights ("DERs"), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, or division basis with reference to performance goals relative to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, occupancy gains, and overall square footage growth, each as defined in Exhibit A. These terms otherwise are used as applied under generally accepted accounting principles and in the Company's financial reporting. To qualify Performance-Based Awards as performance-based under Section 162(m), the material terms of the performance goals under which the compensation is to be paid must be subject to stockholder approval prior to the payment thereof and the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the year (or before one-quarter of the performance measurement period has elapsed) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. The applicable performance measurement period may be not less than one nor (except as provided in Section 1.6) more than 10 years.

  (b)
  Maximum Award. Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 500,000 shares. In no event shall grants to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than (x) the lesser of 200% of base salary as of the beginning of the applicable performance period or $600,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods.

  (c)
  Committee Certification. Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

  (d)
  Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

  (e)
  Adjustments for Material Changes. Performance goals or other features of an Award may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

  (f)
  Section 162(m) Considerations. Options or SARs granted under this Plan at an exercise price not less than Fair Market Value at the applicable date of grant, and (except to the extent an Award becomes vested or payable as a result of a Change in Control Event) other Qualified Performance-Based Awards granted under this Section 5.2, shall be interpreted in a manner consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

    5.3  Stock Units.

  (a)
  Grants. Subject to Section 5.3(d) and such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize Stock Unit Awards and permit an Eligible Person to elect to defer or receive in Stock Units all or a portion of the compensation the Eligible Person could otherwise elect to defer under any other Company plan, or in respect of any Award hereunder, or may grant Awards in the form of Stock Units in lieu of or in addition to any other Award under this Plan. The specific terms, conditions and provisions relating to each Stock Unit Award or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the Participant's Award Agreement in respect thereof.

  (b)
  Other Provisions. The Committee shall determine, among other terms of a Stock Unit Award, the form of payment of Stock Units, whether in cash, Common Stock, or other consideration (including any other Award) or any combination thereof, and the applicable vesting and payout provisions of the Award. The Committee in the Award Agreement may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose.

  (c)
  Stock Units. Each Award Agreement for an Award of Stock Units shall include the applicable benefit distribution and termination provisions, which may include elective features, for such Award and shall specify the form of payment.

  (d)
  Limit on Certain Stock Unit Awards. Notwithstanding anything contained herein to the contrary, any Stock Unit Award or Stock Unit Awards which individually or in the aggregate would constitute an "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA")) shall be made only to Eligible Persons who are members of "a select group of management or highly compensated employees" (as provided in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA) of the Company.

    5.4  Dividend Equivalent Rights.  In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Option, Restricted Stock, Stock Unit or other stock-based Award, on such terms as set forth by the Committee in the Award Agreement. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the stock-based Award is exercised or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash or shares, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with

Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

VI.  OTHER PROVISIONS.

    6.1  Rights of Eligible Persons, Participants and Beneficiaries.

  (a)
  Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

  (b)
  No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, or for no reason, nor change his or her status as an "at will"employee but nothing contained in this Plan or any document related hereto, however, shall adversely affect any other independent contractual right of such person.

  (c)
  Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

    6.2  Adjustments; Early Termination.

  (a)
  Adjustments. If the outstanding shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the stockholders of the Corporation, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, (i) proportionately adjust any or all of (1) the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (2) any performance standards appropriate to any outstanding Awards, and/or (3) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid in connection with Restricted Stock Awards; or (ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin off, make provision for a cash payment or for the substitution or exchange of (1) any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, for (2) cash, property and/or other securities, based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to awards of Incentive Stock Options, no such adjustment shall be made without the consent of the holder which would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to SARs based upon the adjustment made to the Options to which they relate.

  (b)
  Possible Early Termination of Awards. If any Award or other right to acquire Common Stock has not been exercised or has not become vested or exercisable prior to (i) a dissolution of the Corporation or (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive and no provision has been made for the substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

  (c)
  Limitation on Award Adjustments. To the extent required in the case of an Award intended as a Performance-Based Award for purposes of Section 162(m), the Committee shall have no discretion (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

    6.3  Termination of Employment; Termination of Subsidiary Status.  Any Award to the extent not exercised shall terminate and become null and void upon a Termination of Employment of the Participant, except as set forth in subsections (a) through (e) below or as otherwise expressly provided by the Committee. Notwithstanding anything contained in this Section to the contrary, all Awards shall be subject to earlier termination pursuant to or as contemplated by Section 1.6 and Section 6.2 of this Plan. Unless the Committee otherwise provides, any and all rights to an Award, to the extent not exercised or vested, shall expire immediately upon a Termination of Employment of the Participant for cause, of which the Committee (in the case of any dispute about cause) shall be the sole judge.

  (a)
  Nonqualified Stock Options. Unless the Committee otherwise expressly provides in the Award Agreement:
  (i)
  If the Participant's employment by the Company terminates by reason other than death, Disability or cause, or by reason of a Subsidiary ceasing to be a Subsidiary, then the Participant shall have three months after the date of Termination of Employment to exercise any Nonqualified Stock Option to the extent that it was exercisable on such date;

  (ii)
  If the Participant's employment by the Company terminates by reason of a Disability, or if Participant suffers a Disability within three months of a Termination of Employment under subsection (i) above, then the Participant or Participant's Personal Representative, as the case may be, shall have twelve months after the date of Disability (or, if earlier, Termination of Employment) to exercise any Nonqualified Stock Option to the extent that it was exercisable on such date; and

  (iii)
  If the Participant dies while in the employ of the Company, or within three months after a Termination of Employment under subsection (i) or (ii) above, then the Participant's Beneficiary may exercise, at any time within twelve months after the Participant's Termination of Employment, any Nonqualified Stock Option to the extent that it was exercisable on the date of the Participant's Termination of Employment); provided, however, that in no event shall the Option be exercised after the expiration of its term or its earlier termination under any other provisions of the Plan.
  (b)
  Incentive Stock Options. The following provision will only become effective upon obtaining stockholder approval of the Plan. Unless the Committee otherwise expressly provides in the Award Agreement:
  (i)
  If the Participant's employment by the Company terminates by reason other than death, Disability or cause, or by reason of a Subsidiary ceasing to be a Subsidiary, then the

      Participant shall have three months after the date of Termination of Employment to exercise any Incentive Stock Option to the extent that it was exercisable on such date;

    (ii)
    If the Participant's employment by the Company terminates by reason of a Disability, or if Participant suffers a Disability within three months of a Termination of Employment under subsection (i) above, then the Participant or Participant's Personal Representative, as the case may be, shall have twelve months after the date of Disability (or, if earlier, Termination of Employment) to exercise any Incentive Stock Option to the extent that it was exercisable on such date; and

    (iii)
    If the Participant dies while in the employ of the Company, or within three months after a Termination of Employment under subsection (i) or (ii) above, then the Participant's Beneficiary may exercise, at any time within twelve months after the Participant's Termination of Employment, any Incentive Stock Option to the extent that it was exercisable on the date of the Participant's Termination of Employment); provided, however, that in no event shall the Option be exercised after the expiration of its term or its earlier termination under other provision of this Plan.
  (c)
  Stock Appreciation Rights. Each SAR shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a SAR shall not exceed that provided in the related Award Agreement, and the SAR shall expire at the end of such exercisability period.

  (d)
  Other Awards. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a Termination of Employment and in so doing may make distinctions based upon, among other factions, the cause of termination and the nature of the Award.

  (e)
  Extension of Exercise. Notwithstanding the foregoing provisions but subject to Section 6.2, in the event of, or in anticipation of, a Termination of Employment with the Company, the Committee may, in its discretion, increase the portion of the Award available to the Participant (or Participant's Beneficiary or Personal Representative, as the case may be) or extend the exercisability period upon such terms as the Committee shall determine.

    6.4  Compliance With Laws.  This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    6.5  Tax Withholding.  Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may permit the Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

    6.6  Plan Amendment, Termination and Suspension.

  (a)
  Board or Committee Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

  (b)
  Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan (including Section 6.2(c)), the Board or the Committee, by agreement or resolution, may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect, in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

  (c)
  Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

    6.7  Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

    6.8  Effective Date of This Plan.  The effective date of this Plan is November 9, 2000.

    6.9  Term of This Plan.  No Award shall be granted after November 8, 2010 (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including its authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

    6.10  Governing Law/Construction/Severability.

  (a)
  Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

  (b)
  Severability. If any non-essential provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

  (c)
  Plan Construction; Bifurcation. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of any Award Agreement (or this Plan) intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 or to qualify for exemption from the limit on deductibility under Section 162(m) (to the extent permitted thereby) are applicable only to persons subject to those provisions and to those Awards to those persons intended to satisfy the requirements of the applicable rule or rules thereunder.

    6.11  Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

    6.12  Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VII.  DEFINITIONS.

    7.1  Definitions.

  (a)
  "Award" shall mean an award of any Option, SAR, Stock Unit, Restricted Stock, Stock Bonus, DER, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

  (b)
  "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee and until changed by the Committee shall be substantially in the form of the most recent Award Agreements for the specific type of Award authorized by the Committee under the Corporation's Amended and Restated 1994 Incentive Plan.

  (c)
  "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

  (d)
  "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

  (e)
  "Beneficial Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

  (f)
  "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

  (g)
  "Board" shall mean the Board of Directors of the Corporation.

  (h)
  "Change in Control Event" shall mean any of the following:

  (1)
  Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

  (2)
  Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders or other affiliates of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

  (3)
  Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

    (4)
    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.
  (i)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (j)
  "Commission" shall mean the Securities and Exchange Commission.

  (k)
  "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised of at least two Board members or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested Director.

  (l)
  "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

  (m)
  "Company" shall mean, collectively, The Macerich Company and its Subsidiaries, and shall mean, individually, any one of them, as the context requires.

  (n)
  "Constructive Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructive Owns" and "Constructively Owned" shall have correlative meanings.

  (o)
  "Corporation" shall mean The Macerich Company, a Maryland corporation, and its successors.

  (p)
  "Deferred Stock Award" shall mean a deferred payment award payable in Common Stock or cash or other consideration, as determined by the Committee, based on Stock Units credited to a Participant's Stock Unit Account.

  (q)
  "Disability" shall mean, in the case of an Incentive Stock Option, a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and, in the case of all other Awards, such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

  (r)
  "Disinterested Director" shall mean (unless the Board otherwise determines) a member of the Board who is a Non-Employee Director as defined in Rule 16b-3 and an "outside director" as defined in regulations under Section 162(m) of the Code, as each may be amended from time to time.

  (s)
  "Dividend Equivalent Right" shall mean a right authorized under Section 5.4 of this Plan.

  (t)
  "Eligible Person" shall mean an officer (whether or not an employee), an employee of the Company, a director of the Company or any advisor or consultant who performs bona fide substantial services for the Company, all as determined by the Committee in its discretion, except as otherwise limited for purposes of Sections 5.2(a) and 5.3(d). An advisor or consultant may not be selected as an Eligible Person if such person's participation in this Plan, in light of the services performed or for other reasons, would adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of Shares issuable under this Plan by the Corporation or (2) the Corporation's compliance with any other applicable laws.

  (u)
  "Equity Shares" shall mean shares that are either Common Stock or Preferred Stock.

  (v)
  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

  (w)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (x)
  "Fair Market Value" on any date shall mean the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, if the stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

  (y)
  "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section; provided however that no Incentive Stock Option may be granted unless stockholder approval of this Plan is obtained.

  (z)
  "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Option and shall include any Option intended as an Incentive Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an Incentive Share Option under the Code.

  (aa)
  "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

  (bb)
  "Ownership Limit" shall mean 9.8% of the value of the outstanding Equity Shares of the Corporation.

  (cc)
  "Participant" shall mean an Eligible Person who has been granted an Award under this Plan.

  (dd)
  "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

  (ee)
  "Plan" shall mean The Macerich Company 2000 Stock Incentive Plan, as amended from time to time.

  (ff)
  "Preferred Stock" shall mean the Preferred Stock of the Corporation.

  (gg)
  "Qualified Performance-Based Award" shall mean a performance-based award under this Plan that is intended to satisfy the requirements of Section 162(m) of the Code in respect of performance-based compensation, the payment of which is contingent upon attainment of performance objectives specified by the Committee in respect of the business criteria specified in Section 5.2, and the issuance or vesting of which may be subject to other restrictions or conditions.

  (hh)
  "Restricted Stock" shall mean shares of Common Stock awarded to a Participant pursuant to Article IV.

  (ii)
  "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as in effect on November 1, 1996, or any successor provision, as amended from time to time.

  (jj)
  "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

  (kk)
  "Section 162(m)" shall mean Section 162(m) of the Code and the regulations and interpretations of the Internal Revenue Service thereunder, as amended from time to time.

  (ll)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (mm)
  "Stock Appreciation Right" shall mean a right authorized under Article III of this Plan.

  (nn)
  "Stock Bonus" shall mean an Award of shares of Common Stock for no consideration other than past services (subject to Section 6.4) that includes such restrictions (if any) as the Committee may deem advisable to assure compliance with law or satisfaction of other conditions it may impose.

  (oo)
  "Stock Unit" shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company (subject to adjustment) solely for purposes of this Plan.

  (pp)
  "Stock Unit Account" shall mean the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units in accordance with Section 5.3(c) and which is payable in cash, stock and/or other consideration as the Committee may determine.

  (qq)
  "Subsidiary" shall mean The Macerich Partnership, L.P., a Delaware limited partnership, The Macerich Management Company, The Macerich Property Management Company, both California corporations, or any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

  (rr)
  "Termination of Employment" shall mean any termination of the Participant's employment with the Company; if an entity ceases to be a Subsidiary, a Termination of Employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company. The Committee may provide generally or on a case-by-case basis on such conditions as it deems appropriate that a Termination of Employment does not occur if a person's status as an employee terminates but his or her services continue as an officer or other person who would be eligible to participate in the Plan as an Other Eligible Person.

EXHIBIT A

PERFORMANCE-BASED BUSINESS CRITERIA

    Funds From Operations means Funds from Operations, as defined by The National Association of Real Estate Investment Trusts at the time of the grant of an Award, for the applicable period, as reflected in the Corporation's periodic financial reports for the period.

    Stock Appreciation means an increase in the price or value of the Common Stock of the Corporation after the date of grant of an Award and during the applicable period.

    Total Stockholder Return means the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period.

    Occupancy Gains means increases in the occupancy level (leased and occupied areas) of malls and freestanding store area (excluding Anchors) (owned at both the beginning and end of the applicable period) during the period, measured as a percentage of the gross leasable/occupiable area of such properties, as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

    EBITDA means earnings before interest, taxes, depreciation and amortization for the applicable period, as reflected in the Corporation's financial reports for the applicable period.

    Overall Square Footage Growth means the increase, between the beginning and end of the applicable period, in the total square feet of gross leasable mall and free standing stores area (excluding Anchors), as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

    Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (GAAP) and all determinations shall be made in accordance with GAAP, as applied by the Corporation in the preparation of its periodic reports to stockholders.

THE MACERICH COMPANY

2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT

PROGRAM

Under the 2000 Incentive Plan

THE MACERICH COMPANY

2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM
UNDER THE 2000 INCENTIVE PLAN

TABLE OF CONTENTS

Page
ARTICLE I TITLE, PURPOSE AND AUTHORIZED SHARES	1
ARTICLE II DEFINITIONS	1
ARTICLE III PARTICIPATION	2
ARTICLE IV RESTRICTED STOCK, STOCK UNIT OR CASH ELECTIONS	2
ARTICLE V RESTRICTED STOCK AWARDS	4
ARTICLE VI STOCK UNIT AWARDS	4
ARTICLE VII ADMINISTRATION	4
ARTICLE VIII MISCELLANEOUS	5
EXHIBIT A THE MACERICH COMPANY IRREVOCABLE ELECTION AGREEMENT FORM
EXHIBIT B RESTRICTED STOCK AWARD AGREEMENT
EXHIBIT C STOCK UNIT AWARD AGREEMENT

THE MACERICH COMPANY
2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM
UNDER THE 2000 INCENTIVE PLAN

ARTICLE I
TITLE, PURPOSE AND AUTHORIZED SHARES

    1.1  TITLE

    This Program shall be known as The Macerich Company 2000 Cash Bonus/Restricted Stock and Stock Unit Award Program under the 2000 Incentive Plan.

    1.2  PURPOSE

    The purpose of this Program is to promote the success of the Company and the interest of its stockholders by providing an additional means to attract, motivate, retain and reward key employees, including officers, by providing an opportunity to convert cash bonus opportunities into Restricted Stock and/or Stock Unit Awards, enhancing compensation deferral opportunities and offering additional incentives to increase stock ownership in the Company.

    1.3  SHARES

    The aggregate number of shares of Common Stock issuable under this Program shall be charged against and subject to the limits on the available shares under the Plan.

ARTICLE II
DEFINITIONS

    Whenever the following terms are used in this Program they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined shall have the meaning assigned to such terms in the Plan.

    2.1 BONUS PAYMENT DATE means the date designated by the Committee (upon or after its decisions as to awards) on which the Cash Bonus is or would otherwise be received by the Participant.

    2.2 CASH BONUS means an incentive award granted by the Committee, whether or not under the terms of the Plan, that but for elections under this Program would be paid solely in cash.

    2.3 CONVERSION AMOUNT means the dollar equivalent of the Cash Bonus elected by the Participant to be converted to a Restricted Stock and/or Stock Unit Award under this Program.

    2.4 DIVIDEND EQUIVALENT RIGHT means the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock equal to the number of Stock Units credited to a Participant's Stock Unit Account as of the applicable record date for the dividend or other distribution, which amount shall, at the discretion of the Committee, either be paid on the applicable dividend payment date directly to the Participant in cash or credited in the form of additional Stock Units to the Stock Unit Account of the Participant, as provided in the applicable Stock Unit Award Agreement.

    2.5 EFFECTIVE DATE means November 9, 2000.

    2.6 ELIGIBLE EMPLOYEE means any officer or key employee of the Company or a Subsidiary who earns an annual base salary of at least $100,000 and who otherwise qualifies as a member of a select group of management or highly compensated employees, as described in Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended, who has been designated by the Committee as potentially eligible to receive a Restricted Stock and/or Stock Unit Award under this Program.

    2.7 PARTICIPANT means any Eligible Employee who has delivered to the Company an election agreement electing to participate in the Program.

    2.8 PLAN means The Macerich Company 2000 Incentive Plan.

    2.9 PROGRAM means this The Macerich Company 2000 Cash Bonus/Restricted Stock and Stock Unit Award Program under the 2000 Incentive Plan, as from time to time amended.

    2.10 RESTRICTED STOCK means shares of Common Stock awarded to a Participant pursuant to Article IV of the Plan.

    2.11 RESTRICTED STOCK AWARD means an award of Restricted Stock granted by the Committee under the Plan based on the Conversion Amount.

    2.12 RESTRICTED STOCK AWARD AGREEMENT means an agreement substantially in the form of Exhibit B (as from time to time revised by the Committee).

    2.13 STOCK UNIT means a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment) awarded to a Participant pursuant to Article IV of the Plan.

    2.14 STOCK UNIT AWARD means an award of Stock Units granted by the Committee under the Plan based on the Conversion Amount.

    2.15 STOCK UNIT AWARD AGREEMENT means an agreement substantially in the form of Exhibit C (as from time to time revised by the Committee).

    2.16 STOCK UNIT ACCOUNT means the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units calculated in accordance with Section 4.4.

    2.17 YEAR means the applicable calendar year.

ARTICLE III
PARTICIPATION

    Each Eligible Employee designated by the Committee for any Year may elect in advance to receive all or part (in increments and on forms authorized by the Committee) of any Cash Bonus that may be granted in the future in the form of Restricted Stock and/or Stock Units to the extent provided in Article IV.

ARTICLE IV
RESTRICTED STOCK, STOCK UNIT OR CASH ELECTIONS

    4.1  TIME AND TYPES OF ELECTIONS

    On or before September 30 of each Year, each Eligible Employee may make an irrevocable election to receive a percentage of Cash Bonus that may be granted to the Eligible Employee during the following Year in shares of Restricted Stock and/or Stock Units; provided, that any timely election made under the Company's 1999 Cash Bonus/Restricted Stock and Stock Unit Award Program with respect to any Cash Bonus to be paid in 2001 shall be deemed to be the irrevocable election required to be made under this Program for such Cash Bonus. This election shall become effective only if the Committee, in authorizing the Cash Bonus, expressly recognizes such alternative payment opportunity in Restricted Stock and/or Stock Units and grants the Restricted Stock and/or Stock Units at that time. The Committee will have the sole discretion to determine whether Restricted Stock or Stock Units will be issuable. A person who first becomes an Eligible Employee after the applicable deadline may, within 30 days of becoming and being designated as an Eligible Employee, make an irrevocable election to receive any Cash Bonuses granted for the applicable Year (or remaining portion thereof, as the case may be) in Restricted Stock and/or Stock Units.

2

    4.2  ELECTION PROCEDURES

    The elections shall be made in writing on forms provided by the Company and authorized by the Committee. These forms shall take the form of the Election Agreement attached hereto as Exhibit A, as from time to time amended by the Committee. Neither the distribution nor completion of election agreements shall convey any right to receive a bonus, in cash, Restricted Stock or Stock Units. Failure to timely elect Restricted Stock and/or Stock Units, however, will result in the payment in cash if any cash bonus is awarded.

    4.3  DISTRIBUTION OF BENEFITS

    (a) TIME AND MANNER OF DISTRIBUTION.  A Participant shall be entitled to receive a number of unrestricted shares of Restricted Stock, or to receive a number of shares of Common Stock equal to the number of Stock Units allocated to his or her Stock Unit Account, in accordance with the vesting schedule set forth in the applicable Restricted Stock Award Agreement or Stock Unit Award Agreement. Alternatively, the Committee may permit a Participant to elect to receive a distribution of shares of Common Stock in an amount equal to the number of Stock Units, if any, allocated to his or her Stock Unit Account at such time and in such manner as set forth in the form of agreement approved by the Committee. If the Committee so provides, a Participant may elect any of the distribution commencement dates and methods of distribution (lump sum or annual installments) set forth in the form of agreement approved by the Committee.

  (b)
  CHANGE IN TIME OR MANNER OF DISTRIBUTION OF STOCK UNITS.

      (1) To the extent permitted by the Committee and set forth in any applicable Distribution Election Agreement, a Participant may change the manner of any distribution election from a lump sum to annual installments (or vice versa) made with respect to Stock Units credited under any Stock Unit Account by filing a written election with the Committee on a form provided by the Committee; provided, however, that no such election shall be effective until 12 months after such election is filed with the Committee, and no such election shall be effective if it is made with respect to any Stock Unit Account after benefits with respect to such Stock Unit Account have commenced. An election made pursuant to this Section 4.3(b) shall not affect the date of the commencement of benefits.

      (2) To the extent permitted by the Committee and set forth in any applicable Distribution Election Agreement, a Participant may elect to further defer the commencement of any distribution to be made with respect to Stock Units credited under any Stock Unit Account by filing a new written election with the Committee on a form approved by the Committee; provided, however, that (A) no such election shall be effective until 12 months after such election is filed with the Committee, (B) no such new election shall be effective with respect to any Stock Unit Account after benefits with respect to such Stock Unit Account shall have commenced, and (C) no more than three new elections shall be valid as to any Stock Unit Account. An election made pursuant to this Section 4.3(b)(2) shall not affect the manner of distribution (i.e., lump sum versus installments), the terms of which shall be subject to Section 4.3(b)(1) above.

    4.4  NUMBER OF SHARES/STOCK UNITS

    The number of shares of Restricted Stock to be granted and/or the number of Stock Units to be credited under this Program shall equal a multiple of the Conversion Amount divided by the Fair Market Value of a share of Common Stock (without regard to any restriction) on the applicable Bonus Payment Date. The multiple shall not be changed as to any election after it is duly made under the terms of this Program without the consent of the Participant.

    The multiple for bonuses paid in 2002 and until changed by the Committee shall be 1.5. For example, assume that prior to September 30, 2001, a Participant elects to receive 40% of any cash

3

bonus in Restricted Stock or Stock Units and, on March 31, 2002, the Company grants him a $40,000 cash bonus. The market value of a share of Common Stock on the Bonus Payment Date is $20. The Participant will receive $24,000 in cash and, at the election of the Committee, 1,200 shares of Restricted Stock or 1,200 Stock Units.

    4.5  NO FRACTIONAL SHARE INTERESTS

    If an election would result in the issuance of a fractional share, the amount of Restricted Stock and/or Stock Units granted shall be rounded down to the next whole share and the cash alternative amount in lieu of the fractional interest shall be paid in cash.

ARTICLE V
RESTRICTED STOCK AWARDS

    The grant of Restricted Stock Awards, including, but not limited to, the terms of grant, conditions and restrictions, the consideration (other than services) to be paid, dividend rights, vesting terms, provisions for redelivery to the Company, and adjustments in case of changes in the Common Stock, shall be governed by the terms of the Plan, the Program and of the Restricted Stock Award Agreement, substantially in the form of Exhibit B (as from time to time revised by the Committee), to be executed and delivered by the Company and the Participant. After an election is made, the form of the Restricted Stock Award Agreement (if applicable) may not be changed in any manner materially adverse to the Participant without his or her consent. All Restricted Stock Awards are subject to express prior authorization by the Committee of the terms of the Restricted Stock Award and the specific number of shares of Restricted Stock thereunder.

ARTICLE VI
STOCK UNIT AWARDS

    The grant of Stock Unit Awards, including, but not limited to, the terms of grant, conditions and restrictions, the consideration (other than services) to be paid, the form and content of Dividend Equivalent rights, vesting terms, and adjustments in case of changes in the Common Stock, shall be governed by the terms of the Plan, the Program and of the Stock Unit Award Agreement, substantially in the form of Exhibit C (as from time to time revised by the Committee), to be executed and delivered by the Company and the Participant. After an election is made, the form of the Stock Unit Award Agreement (if applicable) may not be changed in any manner materially adverse to the Participant without his or her consent. All Stock Unit Awards are subject to express prior authorization by the Committee of the terms of the Stock Unit Award and the specific number of shares of Common Stock referenced in the Participant's Stock Unit Account thereunder.

ARTICLE VII
ADMINISTRATION

    7.1  RIGHTS AND DUTIES.

    This Program shall be administered by and all Restricted Stock and Stock Unit Awards to Eligible Employees shall be authorized by the Committee. The Committee shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

    (a) to determine the particular Eligible Employees who will receive Cash Bonuses, the extent to which and price at which a Cash Bonus may be settled in shares of Common Stock, Restricted Stock or Stock Units, and the other specific terms and conditions of Restricted Stock and Stock Unit Awards consistent with the express limits of this Program and the Plan;

4

    (b) to approve from time to time the election agreement and other forms of Restricted Stock and Stock Unit Award Agreements (which need not be identical either as to type of award or among Participants or from year to year); and

    (c) to resolve any questions concerning benefits payable to a Participant and make all other determinations and take such other action as contemplated by this Program or the Plan or as may be necessary or advisable for the administration or interpretation of this Program.

    7.2  CLAIMS PROCEDURES.

    To the extent the Committee permits deferral elections extending to the termination of employment or beyond, the following claims procedures shall apply:

    (a) The Committee shall notify Participants and, where appropriate, the Beneficiary(ies) of their right to claim benefits under these claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

    (b) The Committee shall act upon claims as required and communicate a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished to the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the preceding three sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to any provisions of this Program on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further review of the denial of the claim under this Program.

    (c) The claimant or his or her duly authorized representative shall have 60 days after receipt of denial of his or her claim to request a review of such denial, the right to review all pertinent documents and the right to submit issues and comments in writing. Upon receipt of a request for a review of the denial of a benefit claim, the Committee shall undertake a full and fair review of the denial.

    (d) The Committee shall issue a decision not later than 60 days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Program on which the decision is based.

ARTICLE VIII
MISCELLANEOUS

    8.1  INCORPORATION BY REFERENCE

    Except where in conflict with the express terms of this Program, the terms of the Plan govern the Program and are incorporated by reference, including, without limitation, the following: the administrative powers and authority of the Committee and the effect of its decisions; the unfunded status of benefits; provisions for non-transferability of rights; rights (or absence of rights) of eligible persons, participants, and beneficiaries; compliance with laws; tax withholding obligation of Participants; privileges of stock ownership; and governing law/construction/severability.

5

    8.2  AMENDMENT, TERMINATION AND SUSPENSION

    The Committee or the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Program, in whole or in part. No Restricted Stock or Stock Unit Awards may be granted under this Program during any suspension of this Program or after termination of this Program. Termination or amendment of this Program shall have no effect on any then outstanding Restricted Stock or Stock Unit Awards.

    8.3  TERM OF THIS PROGRAM

    The term of this Program is indefinite, subject to the term of the Plan and Section 8.2. All authority of the Committee with respect to Restricted Stock and Stock Unit Awards hereunder, including its authority to amend a Restricted Stock or Stock Unit Award, shall continue during any suspension of this Program or the Plan, in respect of outstanding Restricted Stock and Stock Unit Awards on such Termination Date.

    8.4  NON-EXCLUSIVITY OF PROGRAM

    Nothing in this Program shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under the Plan or any other plan or authority.

    8.5  RELATIONSHIP TO EMPLOYMENT AGREEMENTS

    In the case of any Participant who has an employment agreement with the Company, the Conversion Amount reflected by a Restricted Stock or Stock Unit Award shall not be, but any remaining amount paid as a Cash Bonus shall be, considered a bonus paid in the applicable Year in which it is paid. The consequences of a termination of service, whether before or after a Change in Control, in respect of any rights or benefits related to the Conversion Amount shall be governed solely by the terms of the Restricted Stock or Stock Unit Award.

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Exhibit A
Election Form

THE MACERICH COMPANY
IRREVOCABLE ELECTION AGREEMENT

2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM UNDER
THE MACERICH COMPANY 2000 INCENTIVE PLAN

    IF DURING THE YEAR      , THE COMPENSATION COMMITTEE GRANTS A CASH BONUS TO ME UNDER THE PROGRAM AND IF THE COMPENSATION COMMITTEE THEN EXPRESSLY AUTHORIZES ME TO RECEIVE ALL OR PART OF THE CASH BONUS IN THE FORM OF A RESTRICTED STOCK OR STOCK UNIT AWARD (A "STOCK-BASED AWARD"):

    I IRREVOCABLY ELECT TO TAKE      % OF MY CASH BONUS IN THE FORM OF A STOCK-BASED AWARD. I UNDERSTAND THE COMMITTEE HAS THE SOLE DISCRETION TO DETERMINE IF THE STOCK-BASED AWARD IS IN THE FORM OF RESTRICTED STOCK OR STOCK UNITS.

I UNDERSTAND THAT:

  •
  THE CONVERSION RATE, OR "MULTIPLE", FOR PURPOSES OF OR IN RESPECT OF DETERMINING THE NUMBER OF SHARES UNDERLYING THE AWARD WILL BE 1.5

  •
  THE VESTING SCHEDULE FOR THE STOCK-BASED AWARD WILL BE NOT LESS THAN AT A RATE OF 20% PER YEAR.

  •
  THIS ELECTION IS IRREVOCABLE AND MUST BE FILED BY SEPTEMBER 30,      WITH:

      RICHARD A. BAYER, GENERAL COUNSEL
      401 WILSHIRE BOULEVARD, SUITE 700
      SANTA MONICA, CALIFORNIA 90401

  •
  IF THIS ELECTION IS NOT TIMELY FILED, I WILL NOT HAVE AN OPPORTUNITY TO PARTICIPATE IN THE PROGRAM FOR THE YEAR 2000.

  •
  THIS ELECTION IS SUBJECT TO THE TERMS OF THE PROGRAM, THE PLAN (INCLUDING THE INDIVIDUAL SHARE AWARD LIMITS) AND THE APPLICABLE STOCK-BASED AWARD AGREEMENT.

  •
  THIS ELECTION DOES NOT CONSTITUTE A GUARANTEE THAT I WILL RECEIVE ANY BONUS FROM THE COMPANY.

ACKNOWLEDGMENT AND AGREEMENT

I acknowledge and agree to the foregoing terms of this Election Agreement.

(Participant's Signature)
(Print Name)	(Date)

EXHIBIT B
[RESTRICTED STOCK AWARD AGREEMENT]

THE MACERICH COMPANY

RESTRICTED STOCK AWARD AGREEMENT
2000 INCENTIVE PLAN

Participant Name:
Soc. Sec. No.:
No. of Shares:
Vesting Schedule:	25%* on each anniversary of the Award Date, beginning , and ending ,
Award Date:	, 200

*
The Committee has the authority to change the vesting schedule.

    THIS AGREEMENT is among THE MACERICH COMPANY, a Maryland corporation (the "Corporation"), THE MACERICH PARTNERSHIP L.P., a Delaware limited partnership (the "Operating Partnership"), and the employee named above, an employee [of the Operating Partnership] (the "Participant") and is delivered under The Macerich Company 2000 Incentive Plan (the "Plan").

W I T N E S S E T H

    WHEREAS, pursuant to the 2000 Cash Bonus/Restricted Stock and Stock Unit Program (the "Program") under the Plan, the Corporation has granted to the Participant with reference to services rendered and to be rendered to the Company, effective as of the Award Date, a restricted stock award (the "Restricted Stock Award" or "Award"), upon the terms and conditions set forth herein and in the Plan and the Program.

    NOW THEREFORE, in consideration of services rendered by the Participant and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

    1.  Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    2.  Grant.  Subject to the terms of this Agreement, the Program and the Plan, the Corporation grants to the Participant a Restricted Stock Award with respect to an aggregate number of shares of Common Stock, par value $.01 per share (the "Restricted Stock") set forth above. The Corporation acknowledges, pursuant to Section 4.1 of the Plan, receipt of consideration for the shares on the terms set forth in this Agreement in the form of services rendered to the Company by the Participant prior to the Award Date with a value at least equal to the Cash Bonus that would otherwise have been payable to the Participant but for the Participant's election to receive Restricted Stock under the Program, which amount is not less than the minimum lawful consideration under Maryland law.

    3.  Vesting.  The Award shall vest, and restrictions (other than those set forth in Section 6.4 of the Plan) shall lapse, with respect to the portion of the total number of shares (subject to adjustment under Section 6.2 of the Plan) on each of the anniversaries of the Award Date until the Award is fully vested, as reflected in the Vesting Schedule above, subject to earlier termination or acceleration as provided herein or in the Plan.

    4.  Continuance of Employment Required.  Except as otherwise provided in Section 8 or pursuant to the Plan, the Vesting Schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment and rights and benefits under this Agreement. Partial service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 8 below or under the Plan.

    5.  Dividend and Voting Rights.  After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that cease to be eligible for vesting.

    6.  Restrictions on Transfer.  Prior to the time they become vested, neither the shares of Restricted Stock comprising the Award, nor any other rights of the Participant under this Agreement or the Plan may be transferred, except as expressly provided in Sections 1.9 and 4.1 of the Plan. No other exceptions have been authorized by the Committee.

    7.  Stock Certificates.

  (a)
  Book Entry Form; Information Statement Power of Attorney. The Corporation shall issue the shares of Restricted Stock subject to the Award in book entry form, registered in the name of the Participant with notations regarding applicable restrictions on transfer. Concurrent with the execution and delivery of this Agreement, the Corporation shall deliver to the Participant a written information statement with respect to such shares, and the Participant shall deliver to the Corporation an executed stock power, in blank, with respect to such shares. The Participant, by acceptance of the Award, shall be deemed to appoint the Corporation and each of its authorized representatives as the Participant's attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

  (b)
  Certificates to be Held by Corporation; Legend. Any certificates representing Restricted Stock that the Participant may be entitled to receive from the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner, The Macerich Partnership L.P. and The Macerich Company. A copy of such Agreement is on file in the office of the Secretary of The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401."

  (c)
  Delivery of Certificates Upon Vesting. Promptly after the lapse or other release of restrictions, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or been released or such lesser number as may be permitted pursuant to Section 6.5 of the Plan shall be delivered to the Participant or other person entitled under the Plan to receive the shares. The Participant or such other person shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 6.4 of the Plan. The shares so delivered shall no longer be restricted shares hereunder.

    8.  Effect of Termination of Employment.

  (a)
  Forfeiture after Certain Events. Except as provided in Sections 8(c) and 9 hereof, the Participant's shares of Restricted Stock shall be forfeited to the extent such shares have not become vested upon the date the Participant is no longer employed by the Company for any reason, whether with or without cause, voluntarily or involuntarily. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Committee, in its sole and absolute discretion, may make provision in such circumstances for accelerated vesting of some or all of the remaining restricted shares under any Awards held by such employees, effective immediately prior to such event.

  (b)
  Return of Shares. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares shall, without payment of any consideration by the Corporation for such transfer, be automatically transferred to the Corporation, without any other action by the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be. The Corporation may exercise its powers under Section 7(a) hereof and take any other action necessary or advisable to evidence such transfer. The Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, and the Operating Partnership shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares to the Corporation.

  (c)
  Termination Without Cause Following Change in Control Event. If the Participant's employment is terminated by the Company other than because of Participant's death or Disability or for Cause, or if the Participant after a Change in Control Event terminates his or her employment for Good Reason, then any portion of the Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan and Section 12 hereof; provided, however, that in no event shall restrictions on the shares lapse or the shares vest earlier than six months after the date hereof. As used in this Agreement, "Disability" shall mean (1) a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code, (2) the absence of Participant from his or her duties with the Company on a full-time basis for a period of nine months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably), or (3) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include. "Incapacity" as used in this Agreement shall be limited only to a condition that substantially prevents the Participant from performing his or her duties. "Cause" as used in this Agreement shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that the Participant has: (1) failed to perform required job duties in a material respect without proper cause, (2) been convicted of a felony, or (3) committed an act of fraud, dishonesty or gross misconduct which is injurious to the Company. "Good Reason" as used in this Agreement shall mean (1) a materially adverse and significant change in the Participant's position, duties, responsibilities, or status with the Company, (2) a change in the Participant's office location to a point more than 50 miles from the Participant's office immediately prior to a Change in Control, (3) the taking of any action following a Change in Control by the Company to eliminate benefit plans without providing reasonable substitutes therefor, to materially reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits, (4) any reduction in the Participant's base salary, or (5) any material breach by the Company of the written employment contract with Participant, if any.

    9.  Effect of Disability, Death or Retirement.  If the Participant incurs a Disability or dies while employed by the Company, then any portion of his or her Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan. If the Participant retires from employment by the Company, the Committee may, on a case-by-case basis and in its sole discretion, provide for partial or complete vesting prior to retirement of that portion of his or her Award that has not previously vested.

    10.  Adjustments Upon Specified Events.  Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 6.2 of the Plan, the Committee shall make adjustments if appropriate in the number and kind of securities that may become vested under an Award. If any adjustment shall be made under Section 6.2 of the Plan or a Change in Control Event shall occur and the shares of Restricted Stock are not fully vested upon such Event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "Restricted Property" and, for the purposes of this Agreement, "Restricted Stock" shall include "Restricted Property", unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. Notwithstanding the foregoing, to the extent that the Restricted Property includes any cash, the commitment hereunder shall become an unsecured promise to pay an amount equal to such cash (with earnings attributable thereto as if such amount had been invested, pursuant to policies established by the Committee, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee) at such times and in such proportions as the Restricted Stock would have vested.

    11.  Possible Early Termination of Award.  As permitted by Section 6.2(b) of the Plan, the Committee retains the right to terminate the Award to the extent not vested upon an event or transaction which the Corporation does not survive. This Section 11 is not intended to prevent vesting of the Award as a result of termination without Cause following a Change in Control Event as provided in Section 8(c) hereof.

    12.  Limitations on Acceleration and Reduction in Benefits in Event of Tax Limitations.

  (a)
  Limitation on Acceleration. Notwithstanding anything contained herein or in the Plan or any other agreement to the contrary, in no event shall the vesting of any share of Restricted Stock be accelerated pursuant to Section 6.3 of the Plan or Section 8(c) hereof to the extent that the Company would be denied a federal income tax deduction for such vesting because of Section 280G of the Code and, in such circumstances, the restricted shares not subject to acceleration will continue to vest in accordance with and subject to the other provisions hereof.

  (b)
  Reduction in Benefits. If the Participant would be entitled to benefits, payments or coverage hereunder and under any other plan, program or agreement which would constitute "parachute payments," then notwithstanding any other provision hereof or of any other existing agreement to the contrary, the Participant may by written notice to the Secretary of the Corporation designate the order in which such "parachute payments" shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

  (c)
  Determination of Limitations. The term "parachute payments" shall have the meaning set forth in and be determined in accordance with Section 280G of the Code and regulations issued thereunder. All determinations required by this Section 12, including without limitation the determination of whether any benefit, payment or coverage would constitute a parachute payment, the calculation of the value of any parachute payment and the determination of the extent to which any parachute payment would be nondeductible for federal income tax purposes because of Section 280G of the Code, shall be made by an independent accounting firm (other than the Corporation's outside auditing firm) having nationally recognized expertise in such matters selected by the Committee. Any such determination by such accounting firm shall be binding on the Corporation, its Subsidiaries and the Participant.

    13.  Tax Withholding.  The entity within the Company last employing the Participant shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the payment of dividends in respect of and with respect to the vesting of any Restricted Stock, but, in the alternative the Participant or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under Section 6.5 of the Plan and rules established by the Committee, to have the entity last employing the Participant withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy any withholding obligations of the Company with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Committee, as the Committee may impose, and shall not be available if the Participant makes or has made an election pursuant to Section 83(b) of the Code with respect to such Award.

    14.  Notices.  Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, to the attention of the Corporate Secretary and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

    15.  Plan.  The Award and all rights of the Participant with respect thereto are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan and the Program, incorporated herein by reference, to the extent such provisions are applicable to Awards granted to Eligible Employees. The Participant acknowledges receipt of a copy of the Plan and the Program, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan and the Program that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan or the Program after the date hereof.

    16.  No Service Commitment by Company.  Nothing contained in this Agreement, the Program or the Plan constitutes an employment or other commitment by the Company as to the Participant's service, confers upon the Participant any right to remain employed by or in service of the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment or service, or affects the right of the Company or any subsidiary to increase or decrease his or her other compensation.

    17.  Limitation on Participant's Rights.  Participation in the Program confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By the Participant's execution of this Agreement, the Participant agrees to the terms and conditions hereof and of the Plan.

THE MACERICH COMPANY (a Maryland corporation)
By
Richard A. Bayer General Counsel & Secretary
THE MACERICH PARTNERSHIP, L.P. (a Delaware limited partnership)
By:	The Macerich Company (its general partner)
By
Richard A. Bayer General Counsel & Secretary
PARTICIPANT
(Signature)
(Print Name)
(Address)
(City, State, Zip Code)

CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Restricted Stock Award Agreement by The Macerich Company and The Macerich Partnership L.P., I,             , the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:	.
Signature of Spouse

EXHIBIT C
[STOCK UNIT AWARD AGREEMENT]

THE MACERICH COMPANY

STOCK UNIT AWARD AGREEMENT
2000 INCENTIVE PLAN

Participant Name:
Soc. Sec. No.:
No. Stock Units:
Vesting Schedule:	25%* on each anniversary of the Award Date, beginning , and ending ,
Award Date:	, 200

*
The Committee has the authority to change the vesting schedule.

    THIS AGREEMENT is among THE MACERICH COMPANY, a Maryland corporation (the "Corporation"), THE MACERICH PARTNERSHIP L.P., a Delaware limited partnership (the "Operating Partnership"), and the employee named above, an employee [of the Operating Partnership] (the "Participant") and is delivered under The Macerich Company 2000 Incentive Plan (the "Plan").

W I T N E S S E T H

    WHEREAS, pursuant to the 2000 Cash Bonus/Restricted Stock and Stock Unit Program (the "Program") under the Plan, the Corporation has granted to the Participant with reference to services rendered and to be rendered to the Company, effective as of the Award Date, a stock unit award (the "Stock Unit Award" or "Award"), upon the terms and conditions set forth herein and in the Plan and the Program.

    NOW THEREFORE, in consideration of services rendered by the Participant and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

    1.  Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    2.  Grant.  Subject to the terms of this Agreement, the Program and the Plan the Corporation grants to the Participant a Stock Unit Award with respect to an aggregate number of Stock Units (the "Stock Units") set forth above. The Corporation acknowledges receipt of consideration for the shares payable with respect to the Stock Units on the terms set forth in this Agreement in the form of services rendered to the Company by the Participant prior to the Award Date with a value at least equal to the Cash Bonus that would otherwise have been payable to the Participant but for the Participant's election to receive Stock Units under the Program, which amount is not less than the minimum lawful consideration under Maryland law.

    3.  Vesting.  The Award shall vest and become nonforfeitable (except as set forth in Section 6.4 of the Plan), with respect to the portion of the total number of Stock Units comprising the Award (subject to adjustment under Section 6.2 of the Plan) on each of the anniversaries of the Award Date until the Award is fully vested, as reflected in the Vesting Schedule above, subject to earlier termination or acceleration as provided herein or in the Plan.

    4.  Continuance of Employment Required.  Except as otherwise provided in Section 9 or pursuant to the Plan, the Vesting Schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment and rights and benefits under this Agreement. Partial service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 9 below or under the Plan.

    5.  Dividend and Voting Rights.

  (a)
  Limitations on Rights Associated with Units. The Participant shall have no rights as a stockholder of the Company, no dividend rights (except as expressly provided in Section 5(b) with respect to Dividend Equivalent Rights) and no voting rights, with respect to the Stock Units and any shares of Common Stock underlying or issuable in respect of such Stock Units until such shares of Common Stock are actually issued to and held of record by the Participant. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate.

  (b)
  Dividend Equivalent Rights Distributions. As of any applicable dividend or distribution payment date, the Participant shall receive a cash payment in an amount equal to the amount of the Dividend Equivalent Rights multiplied by the number of Units in the Account as of the applicable dividend payment date.

    6.  Restrictions on Transfer.  Prior to the time they vest, neither the Stock Units comprising the Award nor any other rights of the Participant under this Agreement or the Plan may be transferred, except as expressly provided in Section 1.9 of the Plan. No other exceptions have been authorized by the Committee.

    7.  Timing and Manner of Distribution with Respect to Stock Units.  Any Stock Unit credited to a Participant's Stock Unit Account will be distributed in shares of Common Stock as it vests. The Participant or other person entitled under the Plan to receive the shares shall deliver to the Company any representations or other documents or assurances required pursuant to Section 6.4 of the Plan.

    8.  Effect of Termination of Employment.

  (a)
  Forfeiture after Certain Events. Except as provided in Sections 8(c) and 9 hereof, the Participant's Stock Units shall be extinguished to the extent such Stock Units have not become vested upon the date the Participant is no longer employed by the Company for any reason, whether with or without cause, voluntarily or involuntarily. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Committee, in its sole and absolute discretion, may make provision in such circumstances for accelerated vesting of some or all of the remaining Stock Units held by such employees, effective immediately prior to such event.

  (b)
  Termination of Stock Units. If any Stock Units are extinguished hereunder, such unvested, extinguished Stock Units, without payment of any consideration by the Company, shall automatically terminate and the related Stock Unit Account shall be cancelled, without any other action by the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be.

  (c)
  Termination Without Cause Following Change in Control Event. If the Participant's employment is terminated by the Company other than because of the Participant's death or Disability or for Cause, or if the Participant after a Change in Control Event terminates his or her employment for Good Reason, then any portion of the Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan and Section 12 hereof; provided, however, that in no event shall restrictions on the Stock Units lapse or the Stock Units vest earlier than six months after the date hereof. As used in this Agreement, "Disability" shall mean (1) a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code, (2) the absence of Participant from his or her duties with the Company on a full-time basis for a period of nine months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably), or (3) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include. "Incapacity" as used in this Agreement shall be limited only to a condition that substantially prevents the Participant from performing his or her duties. "Cause" as used in this Agreement shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that the Participant has: (1) failed to perform required job duties in a material respect without proper cause, (2) been convicted of a felony, or (3) committed an act of fraud, dishonesty or gross misconduct which is injurious to the Company. "Good Reason" as used in this Agreement shall mean (1) a materially adverse and significant change in the Participant's position, duties, responsibilities, or status with the Company, (2) a change in the Participant's office location to a point more than 50 miles from the Participant's office immediately prior to a Change in Control, (3) the taking of any action following a Change in Control by the Company to eliminate benefit plans without providing reasonable substitutes therefor, to materially reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits, (4) any reduction in the Participant's base salary, or (5) any material breach by the Company of the written employment contract with Participant, if any.

    9.  Effect of Disability, Death or Retirement.  If the Participant incurs a Disability or dies while employed by the Company, then any portion of his or her Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan. If the Participant retires from employment by the Company, the Committee may, on a case-by-case basis and in its sole discretion, provide for partial or complete vesting prior to retirement of that portion of his or her Award that has not previously vested.

    10.  Adjustments Upon Specified Events.  Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 6.2 of the Plan, the Committee shall make adjustments as it deems appropriate in the number and kind of securities or other consideration that may become payable with respect to the Award. If any adjustment shall be made under Section 6.2 of the Plan or a Change in Control Event shall occur and the Stock Unit Award is not fully vested upon such Event or prior thereto, the Stock Unit Award may be payable in the securities or other consideration (the "Restricted Property") payable in respect of the Common Stock otherwise payable in respect of the Stock Unit Award. Such Restricted Property shall become payable at such times and in such proportion as the Stock Unit Award vests. Notwithstanding the foregoing, to the extent that the Restricted Property includes any cash, the commitment hereunder shall become an unsecured promise to pay an amount equal to such cash (with earnings attributable thereto as if such amount had been invested, pursuant to policies established by the Committee, in interest bearing, FDIC insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee) at such times and in such proportions as the Stock Unit Award vests. Notwithstanding the foregoing, the Stock Unit Award and Common Stock payable in respect of the Stock Unit Award shall continue to be subject to such proportionate and equitable adjustments (if any) under Section 6.2 of the Plan consistent with the effect of such event on stockholders generally, as the Committee determines to be necessary or appropriate, in the number, kind and/or character of shares of Common Stock or other securities, property and/or rights payable in respect of Stock Units and Stock Unit Accounts credited under the Plan. All rights of the Participant hereunder are subject to those adjustments.

    11.  Possible Early Termination of Award.  As permitted by Section 6.2(b) of the Plan, the Committee retains the right to terminate the Award to the extent not vested upon an event or transaction which the Corporation does not survive. This Section 11 is not intended to prevent vesting of the Award as a result of termination without Cause following a Change in Control Event as provided in Section 8(c) hereof.

    12.  Limitations on Acceleration and Reduction in Benefits in Event of Tax Limitations.

  (a)
  Limitation on Acceleration. Notwithstanding anything contained herein or in the Plan or any other agreement to the contrary, in no event shall the vesting of any Stock Unit be accelerated pursuant to Section 6.3 of the Plan or Section 8(c) hereof to the extent that the Company would be denied a federal income tax deduction for such vesting or the distribution of shares of Common Stock in respect of the Award because of Section 280G of the Code and, in such circumstances, the Stock Units not subject to acceleration will continue to vest in accordance with and subject to the other provisions hereof.

  (b)
  Reduction in Benefits. If the Participant would be entitled to benefits, payments or coverage hereunder and under any other plan, program or agreement which would constitute "parachute payments," then notwithstanding any other provision hereof or of any other existing agreement to the contrary, the Participant may by written notice to the Secretary of the Corporation designate the order in which such "parachute payments" shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

  (c)
  Determination of Limitations. The term "parachute payments" shall have the meaning set forth in and be determined in accordance with Section 280G of the Code and regulations issued thereunder. All determinations required by this Section 12, including without limitation the determination of whether any benefit, payment or coverage would constitute a parachute payment, the calculation of the value of any parachute payment and the determination of the extent to which any parachute payment would be nondeductible for federal income tax purposes because of Section 280G of the Code, shall be made by an independent accounting firm (other than the Corporation's outside auditing firm) having nationally recognized expertise in such matters selected by the Committee. Any such determination by such accounting firm shall be binding on the Corporation, its Subsidiaries and the Participant.

    13.  Tax Withholding.  Upon payment of Dividend Equivalent Rights and/or the distribution of shares of Common Stock in respect of a Participant's Stock Unit Account, the entity within the Company last employing the Participant shall have the right at its option to (i) require the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) to pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to such payment or distribution or (ii) deduct from any amount payable to the Participant the amount of any taxes which the Company may be required to withhold with respect to such payment or distribution. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Agreement, the Committee may permit the Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

    14.  Notices.  Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, to the attention of the Corporate Secretary and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

    15.  Plan.  The Award and all rights of the Participant with respect thereto are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan and the Program, incorporated herein by reference, to the extent such provisions are applicable to Awards granted to Eligible Employees. The Participant acknowledges receipt of a copy of the Plan and the Program, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan and the Program that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan or the Program after the date hereof.

    16.  No Service Commitment by Company.  Nothing contained in this Agreement, the Program or the Plan constitutes an employment or other commitment by the Company as to the Participant's service, confers upon the Participant any right to remain employed by or in service of the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment or service, or affects the right of the Company or any subsidiary to increase or decrease his or her other compensation.

    17.  Limitation on Participant's Rights.  Participation in the Program confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor the Program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company (or applicable Subsidiary) with respect to amounts credited and benefits payable, if any, on Stock Unit Account(s), and rights no greater than the right to receive the Common Stock (or equivalent value) as a general unsecured creditor with respect to Stock Units, as and when payable thereunder.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By the Participant's execution of this Agreement, the Participant agrees to the terms and conditions hereof and of the Plan.

THE MACERICH COMPANY (a Maryland corporation)
By
Richard A. Bayer General Counsel & Secretary
THE MACERICH PARTNERSHIP, L.P. (a Delaware limited partnership)
By:	The Macerich Company (its general partner)
By
Richard A. Bayer General Counsel & Secretary
PARTICIPANT
(Signature)
(Print Name)
(Address)
(City, State, Zip Code)

CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Stock Unit Award Agreement by The Macerich Company and The Macerich Partnership L.P., I,             , the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Stock Unit Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:	, .
Signature of Spouse

QuickLinks

Exhibit 10.33
THE MACERICH COMPANY 2000 INCENTIVE PLAN (effective as of November 9, 2000)
TABLE OF CONTENTS
THE MACERICH COMPANY 2000 INCENTIVE PLAN (effective as of November 9, 2000)
EXHIBIT A
THE MACERICH COMPANY 2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM UNDER THE 2000 INCENTIVE PLAN TABLE OF CONTENTS
THE MACERICH COMPANY 2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM UNDER THE 2000 INCENTIVE PLAN
ARTICLE I TITLE, PURPOSE AND AUTHORIZED SHARES
ARTICLE II DEFINITIONS
ARTICLE III PARTICIPATION
ARTICLE IV RESTRICTED STOCK, STOCK UNIT OR CASH ELECTIONS
ARTICLE V RESTRICTED STOCK AWARDS
ARTICLE VI STOCK UNIT AWARDS
ARTICLE VII ADMINISTRATION
ARTICLE VIII MISCELLANEOUS
THE MACERICH COMPANY IRREVOCABLE ELECTION AGREEMENT 2000 CASH BONUS/RESTRICTED STOCK AND STOCK UNIT AWARD PROGRAM UNDER THE MACERICH COMPANY 2000 INCENTIVE PLAN
THE MACERICH COMPANY RESTRICTED STOCK AWARD AGREEMENT 2000 INCENTIVE PLAN
CONSENT OF SPOUSE
THE MACERICH COMPANY STOCK UNIT AWARD AGREEMENT 2000 INCENTIVE PLAN
CONSENT OF SPOUSE